SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Glowpoint, Inc.
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GLOWPOINT, INC.
430 Mountain Avenue
Murray Hill, New Jersey 07974
April 12, 2011
Dear Stockholder:
     We are pleased to invite you to the 2011 Annual Meeting of Stockholders of Glowpoint, Inc. (the “Company”), which will be held at 1:30 p.m. EDT on June 1, 2011, at the law offices of Thompson Hine LLP, located at 335 Madison Avenue, New York, New York 10017.
     At the annual meeting, you will be asked to: (i) elect four members of our board of directors to serve a one-year term each; (ii) amend our 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year for purposes of complying with Section162(m) of the Internal Revenue Code; and (iii) ratify the appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for fiscal year 2011.
     The enclosed notice and proxy statement contain complete information about the matters to be considered at the Annual Meeting. We are also enclosing our Annual Report, which was filed with the Securities and Exchange Commission on Form 10-K on March 16, 2011. Copies of these reports are available for review at www.glowpoint.com/investors or may be mailed to you free of charge by requesting a copy by contacting us at 866-GLOWPOINT (x2002) or mailing a request to the Glowpoint Investor Relations department located at Glowpoint, Inc., 430 Mountain Avenue, Murray Hill, NJ 07974.
     We hope you will be able to attend the meeting in person. Whether or not you expect to attend, we urge you to complete, date, sign and return the proxy card in the enclosed envelope or submit your proxy by telephone, so that your shares will be represented and voted at the meeting.

Sincerely,

Joseph Laezza
President and Chief Executive Officer

GLOWPOINT, INC.
430 Mountain Avenue
Murray Hill, New Jersey 07974
NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2011
To our Stockholders:
     The Annual Meeting of Stockholders of Glowpoint, Inc. (the “Company”), will be held at 1:30 p.m. EDT on June 1, 2011, at the law offices of Thompson Hine LLP, located at 335 Madison Avenue, New York, New York 10017, for the following purposes:
1.	To elect four members of our Board of Directors to serve a one-year term each;

2.	To amend our 2007 Stock Incentive Plan to (a) increase the shares reserved for issuance thereunder and (b) establish the maximum number of shares that may be granted to any one individual during any one fiscal year;

3.	To ratify the appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for fiscal year 2011; and

4.	To transact other business as may properly come before the meeting.
WHO MAY VOTE:
     Stockholders of record of our common stock as of the close of business on April 11, 2011 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders will be available at the Annual Meeting and during the 10 days prior to the annual meeting at our principal executive offices located at 430 Mountain Avenue, Murray Hill, NJ 07974.
     All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the telephone or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

By order of the Board of Directors,

Michael S. Hubner
Corporate Secretary

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR TO VOTE BY TELEPHONE.

PROXY STATEMENT
RECORD DATE; QUORUM
VOTING PROCEDURES
SOLICITATION AND REVOCATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
CODE OF CONDUCT AND ETHICS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
OTHER MATTERS

GLOWPOINT, INC.
430 Mountain Avenue
Murray Hill, New Jersey 07974
(973) 855-3411
PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
     This proxy statement, along with the accompanying notice of 2011 annual meeting of stockholders (the “Annual Meeting”), contains information about the Annual Meeting of Glowpoint, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 1:30 p.m. EDT on June 1, 2011, at the law offices of Thompson Hine LLP, located at 335 Madison Avenue, New York, New York 10017. In this proxy statement, we refer to Glowpoint, Inc. as “we,” “our,” “us” or the “Company.”
     This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
     On or about April 12, 2011, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of the proxy statement, we are also sending along with this proxy statement our 2010 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2010.
Important Notice Regarding the Availability of Proxy Materials for Our
Stockholders Meeting to Be Held on June 1, 2011
     This Proxy Statement and our 2010 Annual Report to Stockholders are available for viewing, printing and downloading at http://www.amstock.com/proxyservices/viewmaterials. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2010 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov or at http://www.glowpoint.com/investors. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 430 Mountain Avenue, Murray Hill, NJ 07974, Attention: Michael S. Hubner. Exhibits will be provided upon written request and payment of an appropriate processing fee.

RECORD DATE; QUORUM
     Only holders of record of our common stock at the close of business on April 11, 2011 are entitled to vote at the Annual Meeting (the “Record Date”). As of the Record Date, approximately 21,431,863 shares of common stock were issued and outstanding, each of which entitles its holder to cast one vote on each matter to be presented at the Annual Meeting. A quorum is present at the Annual Meeting if a majority of shares of common stock issued and outstanding and entitled to vote on the record date are represented in person or by proxy. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
VOTING PROCEDURES
     The shares represented by the proxies received, properly dated and executed or authenticated, in the case of voting by telephone, and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders.
     Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 31, 2011.
     If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
     The vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors (Proposal 1).The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for amending the 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year (Proposal 2). The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the ratification of the selection by the Audit Committee of EisnerAmper LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 (Proposal 3).
     Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.
     Proposal 1: A plurality of the votes duly cast is required for the election of directors. This means that the nominees receiving the highest number of affirmative votes will be elected to fill the director positions available. Accordingly, votes withheld will have no effect in determining which director receives the highest number of votes. Additionally, the election of directors is not a matter on which a broker or other nominee is allowed to vote.
     Proposal 2: The vote of holders of a majority of the voting power held by stockholders present in person or represented by proxy is required for approval of amending the 2007 Stock Incentive Plan. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Additionally, the approval of the amendment to our 2007 Stock Incentive Plan is not a matter on which a broker or other nominee is allowed to vote. Broker non-votes will have no effect on the results of Proposal 2.
     Proposal 3: The vote of holders of a majority of voting power held by the stockholders present in person or represented by proxy is required for the ratification of the selection of EisnerAmper LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Additionally, the ratification of the appointment of the Independent Registered Public Accounting Firm for 2011 is a matter on which a broker or other nominee is allowed to vote. Broker non-votes will have no effect on the results of Proposal 3.

     Properly executed or authenticated proxies that do not contain voting instructions will be voted (1) FOR each of the nominees named below for election as director, (2) FOR amending the 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year, (3) FOR ratification of EisnerAmper LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011, and (4) at the discretion of the proxy holders with respect to other matters that may come before the Annual Meeting.
     Stockholders have the option to vote by telephone by following the instructions on the attached proxy card. WE ENCOURAGE YOU TO RECORD YOUR VOTE BY TELEPHONE. It is convenient, and it saves significant postage and processing costs. In addition, when you vote by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.
SOLICITATION AND REVOCATION
     After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card or by telephone, you may use either of these methods to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which the telephone voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself constitute revocation of a proxy.
     We will bear the cost of the solicitation of proxies from our stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged American Stock Transfer and Trust Company to aid in the distribution of the proxy materials and will reimburse the related reasonable out-of-pocket expenses.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of common stock as of April 11, 2011 by each of the following:
•	each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially more than 5% of the common stock;

•	the executive officers named in the Summary Compensation Table on page 9;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.
     The amounts and percentages are based on 21,431,863 shares of common stock issued as of April 11, 2011. As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights which are currently exercisable or exercisable within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not considered outstanding for computing the ownership percentage of any other person. However, unless specifically waived by such 5% owner, the 5% owner is prohibited from acquiring shares of common stock under the Series A-2 Convertible Preferred Stock to the extent the selling stockholder would beneficially own more than 4.9% or 9.9%, as applicable, of our outstanding common stock after such acquisition.

		Percentage of
	Number of	Outstanding
Name And Address of Beneficial Owners (1)	Shares Owned (2)	Shares
Executive Officers and Directors:
Joseph Laezza(3)	318,579	1.5%
John R. McGovern(4)	100,000	*
Kenneth Archer(5)	6,250	*
Grant Dawson(5)	12,500	*
James S. Lusk(6)	43,125	*
Peter Rust (7)	28,750	*
Edwin F. Heinen (8)(9)	456,917	2.1%
David W. Robinson (10)(11)	277,387	1.3%
All directors and executive officers as a group (8 people)	1,243,508	5.7%
5% Owners:
Vicis Capital, LLC 445 Park Avenue, New York, New York 10022(12)	8,252,625	38.5%

*	Less than 1%

(1)	Unless otherwise noted, the address of each person listed is c/o Glowpoint, Inc., 430 Mountain Avenue, Murray Hill, New Jersey 07974.

(2)	Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of common stock beneficially owned.

(3)	Includes 121,666 shares of restricted stock that are subject to forfeiture, 17,996 shares issuable upon conversion of our Series A-2 Convertible Preferred Stock, and 100,000 shares subject to stock options presently exercisable or exercisable within 60 days.

(4)	Represents 100,000 shares of restricted stock that are subject to forfeiture.

(5)	Represents 6,250 shares of restricted stock that are subject to forfeiture.

(6)	Includes 6,250 shares of restricted stock that are subject to forfeiture and 10,625 shares subject to stock options presently exercisable or exercisable within 60 days.

(7)	Mr. Rust decided not to run for re-election to the board of directors at the 2010 Annual Meeting of Stockholders.

(8)	Edwin F. Heinen, pursuant to the terms of a Separation Agreement, became the interim Controller of the Company on December 27, 2010, as reported on the Company’s Form 8-K filed on December 27, 2010, and no longer serves as an executive officer.

(9)	Includes 102,657 shares issuable upon conversion of our Series A-2 Convertible Preferred Stock, and 117,250 shares subject to stock options presently exercisable or exercisable within 60 days.

(10)	David W. Robinson was terminated without cause on July 12, 2010, as reported on the Company’s Form 8-K filed on July 15, 2010, and no longer serves as a director or executive officer.

(11)	Includes 79,043 shares issuable upon conversion of our Series A-2 Convertible Preferred Stock, and 71,667 shares of restricted stock that are subject to forfeiture.

(12)	Based on ownership information from the Schedule 13G filed by Vicis Capital LLC on February 14, 2011, stating that as of December 31, 2010, holder then owned 8,252,625 shares. Does not include 1,333,435 shares issuable upon conversion of our Series A-2 Convertible Preferred Stock which are exercisable on 61 days’ prior written notice to the Company. The required 61 days prior written notice is designed to assure that the holder will not be deemed the beneficial owner of all underlying shares because the 61 day waiting period before the waiver becomes effective denies the holder the right to have beneficial ownership within 60 days. Therefore, without giving effect to the contractual ownership limitation, holder presently would have the right to acquire a total of 9,586,060, or 42.1% of the resulting outstanding shares.
      Director and Executive Officer Information
     The following table sets forth information with respect to our director nominees.

Name	Age	Position with Company

Kenneth Archer (1)(2)(3)	53	Director
Grant Dawson(1)(2)(3)	42	Director
Joseph Laezza	40	Director, Chief Executive Officer and President
James S. Lusk (1)(2)(3)	55	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.
Biographies
     Kenneth Archer, Director. Mr. Archer joined our board of directors in June 2010. Mr. Archer is the Americas Vice President of Channels and Alliances for the Technology Services Business at Hewlett-Packard. Previously, Mr. Archer is CEO of TriNET Systems, a provider of global design, implementation and support services for communication and networking solutions from Avaya, Extreme, Juniper, and Nectar Networks. He previously served as COO of TriNET Systems following its acquisition of Prime Communications, an Avaya Gold Business Partner, where he was President from April 2008 until it was acquired by TriNET Systems in June 2009. Prior to Prime Communications, Mr. Archer was Vice President of North American Channels for Avaya commencing in July 2005, where he was responsible for the channel strategy, program, operations, and partner management team, and spent 24 years before that at Hewlett-Packard working in various roles within the channels program. He currently serves on the board of directors of Juma Technology Corp. (OTCBB:JUMT), a leading IP convergence firm specializing in managed services, and previously served on the board of PRG Group, Inc. (PRGJ.PK), the former holding company of Prime Communications. Mr. Archer graduated with a BS in Marketing from West Chester University of Pennsylvania and received an Executive MBA Management degree from Fairleigh Dickinson University in New Jersey. In considering Mr. Archer as a director of the Company, the board reviewed his specialized experience and extensive knowledge in sales and marketing (specifically in building and establishing a channel sales program and strategy) in the communications and networking industries and also his leadership experience as a chief executive of various companies.
     Grant Dawson, Director. Mr. Dawson joined our board of directors in May 2009. Mr. Dawson, who has worked in the investment industry since 1998, has been the Managing Director, Fixed Income Investments, for Manulife Asset Management (MAM), with responsibility for credit assessment and recommendations related to MAM’s fixed income assets since 2008. Prior to MAM, he was the Vice President and Lead Analyst responsible for corporate debt ratings covering the global telecom, cable and media sectors with Dominion Bond Rating Agency from 2006 until 2008. Previously, Mr. Dawson held various senior management positions in credit management and corporate finance with Nortel and in equity research with Dain Rauscher Ltd. Mr. Dawson earned an M.B.A. from the SMU Cox School of Business, a B.A. and a Bachelor of Commerce from the University of Windsor, and holds the Chartered Financial Analyst designation. In considering Mr. Dawson as a director of the Company, the board reviewed his extensive expertise and knowledge regarding corporate finance and investment banking matters, as well as corporate governance. Mr. Dawson qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the board of directors his understanding of corporate finance and his skills in analyzing and evaluating financial statements.
     Joseph Laezza, President and Director. Mr. Laezza has been our Chief Executive Officer since July 2010 and a Director since March 2009, our Co-CEO from March 2009 through July 2010, President since June 2008, Chief Operating Officer April 2006 through March 2009, and previously served as our Vice President, Operations from March 2004 through April 2006. Mr. Laezza joined the Company from Con Edison Communications, where he was Vice President, Network Operations. He previously held management positions at a number of telecommunications service providers, including AT&T and XO Communications, where he was responsible for operations, service delivery and customer service. In considering Mr. Laezza as a director of the Company, the board reviewed his extensive knowledge and expertise in the video conferencing and telecommunications industries, and his particular experience in managing the operations of public companies.
     James S. Lusk, Director. Mr. Lusk joined our board of directors in February 2007. He is Chief Financial Officer of ABM Industries Incorporated (NYSE:ABM), a leading provider of integrated facility services across the United States and various international locations. Prior to joining ABM in 2007, he served as Vice President, Business Services of Avaya beginning in 2005. Mr. Lusk has also served as Chief Financial Officer, Treasurer of BioScrip/MIM, President of Lucent Technologies’ Business Solutions division, and interim Chief Financial Officer of Lucent Technologies. Mr. Lusk earned his B.S. (Economics), cum laude, from the Wharton School, University of Pennsylvania, and his M.B.A (Finance) from Seton Hall University. He is a CPA and was inducted into the AICPA Business and Industry Leadership Hall of Fame in 1999. In considering Mr. Lusk as a director of the Company, the board reviewed his extensive expertise and knowledge regarding finance and accounting matters, as well as corporate governance. Mr. Lusk qualifies as an “audit committee financial expert”

under the applicable SEC rules and accordingly contributes to the board of directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.
Board of Directors, Board Committees and Meetings
     Corporate governance is typically defined as the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board and vote on extraordinary matters; the board is the company’s governing body, responsible for hiring, overseeing and evaluating management, particularly the chief executive officer; and management runs the company’s day-to-day operations. The primary responsibilities of the board of directors are oversight, counseling and direction to our management in the long-term interests of us and our stockholders. Our board of directors consists of four directors. The current board members include three independent directors and one current member of our senior management.
     At no time during 2010 was the chairman of our board of directors also our chief executive officer. The board does not have a policy regarding the separation of the roles of chairman of the board and chief executive officer as the board believes it is in the best interests of the company to make that determination based on the position and direction of the company and also the membership of the board. However, at this time, the Board has determined that having an independent director serve as chairman of the board is in the best interests of the company’s stockholders. Thus, the role of chairman of the board and chief executive officer has been separated. This structure facilitates a greater role for the independent directors in the oversight of the company and allows the chief executive officer to focus on the management of the company’s day-to-day operations. Currently, none of the directors holds the position of chairman.
     Our board of directors met eleven times during the year ended December 31, 2010. During this period, each director attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the board of directors held during the period for which he was a director and (ii) the total number of meetings of committees of the board on which he served, held during the period for which he served. The board has an audit committee, a compensation committee and a nominating committee.
     As a general matter, board members are expected to attend our annual meetings. All of our board members attended our 2010 Annual Meeting of stockholders held on June 17, 2010.
     “Independent” Directors. Each of our directors other than Mr. Laezza qualifies as “independent” in accordance with the published listing requirements of the NYSE AMEX LLC (“AmEx”). Mr. Laezza is currently our employee. The AmEx independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the AmEx rules, the board has made a subjective determination as to each independent director that no relationship exist which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to Glowpoint and Glowpoint’s management.
Audit Committee
     We currently have an audit committee consisting of James S. Lusk, Grant Dawson and Kenneth Archer. Our board of directors has determined that two members of the audit committee have the accounting and related financial management expertise to satisfy the requirements of an “audit committee financial expert,” all as determined pursuant to the rules and regulations of the SEC, and that each member satisfies the AmEx independence standards. The audit committee consults and meets with our Independent Registered Public Accounting Firm and chief financial officer and accounting personnel, reviews potential conflict of interest situations where appropriate, and reports and makes recommendations to the full board of directors regarding such matters. The audit committee operates under a written audit committee charter, which was originally filed with our proxy statement for the 2003 annual meeting of our stockholders, but was amended and restated by the board on September 29, 2005. Our amended and restated audit committee charter is available online at www.glowpoint.com/about/investors. You may also request a copy of the audit committee charter, at no cost, by telephoning us at (866) GLOWPOINT or writing to us at Glowpoint, Inc. 430 Mountain Avenue, Murray Hill, New Jersey 07974, Attention: Investor Relations. The audit committee met six times during the year ended December 31, 2010.
Compensation Committee
     We currently have a compensation committee consisting of James S. Lusk, Grant Dawson and Kenneth Archer. Each member of the compensation committee meets the independence requirements of the AmEx. The compensation committee is responsible for supervising our executive compensation policies, reviewing officers’ salaries, approving significant changes in employee benefits and recommending to the board of directors such other forms of remuneration as it deems appropriate. The compensation committee operates under a written compensation committee charter, which was adopted in May 2007 and is available online at www.glowpoint.com/about/investors. You may also request a copy of the compensation committee charter, at no cost, by telephoning us at (866) GLOWPOINT or writing to us at Glowpoint, Inc., 430 Mountain Avenue, Murray Hill, New Jersey 07974, Attention: Investor Relations. The compensation committee met eight times during the year ended December 31, 2010.
Nominating Committee
     We currently have a nominating committee consisting of James S. Lusk, Grant Dawson and Kenneth Archer. Each member of the nominating committee meets the independence requirements of the AmEx. The nominating committee is responsible for assessing the performance of our board of directors and making recommendations to our board regarding nominees for the board. The nominating committee was formed in February 2004. Prior to the formation of the committee, its functions were performed by the board of directors. The nominating committee operates under a written nominating committee charter, which was filed with our proxy statement for the 2004 annual meeting of our stockholders and is available online at www.glowpoint.com/about/investors. You may also request a copy of the nominating committee charter, at no cost, by telephoning us at (866) GLOWPOINT or writing to us at Glowpoint, Inc., 430 Mountain Avenue, Murray Hill, New Jersey 07974, Attention: Investor Relations. The nominating committee acted by unanimous written consent during the year ended December 31, 2010.
     The nominating committee considers qualified candidates to serve as a member of our board of directors suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 430 Mountain Avenue, Murray Hill, New Jersey 07974. Stockholder submissions that are received in accordance with our by-laws and that meet the criteria outlined in the nominating committee charter are forwarded to the members of the nominating committee for review. Stockholder submissions must include the following information:
•	A statement that the writer is our stockholder and is proposing a candidate for our board of directors for consideration by the nominating committee;

•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors set forth in the nominating committee charter sufficient to enable the nominating committee to evaluate the candidate;

•	A statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as our director if nominated and elected.
     In considering potential new directors and officers, the nominating committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with our industry; and prominence and reputation. The nominating committee will also consider whether the individual has the time available to devote to the work of our board of directors and one or more of its committees. None of the candidates this year for election to the board of directors were brought to the nominating committee by stockholder submission pursuant to the foregoing.
     The nominating committee will also review the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on our board of directors. In making its selection, the nominating committee will bear in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The nominating committee will periodically review and reassess the adequacy of its charter and propose any changes to the board of directors for approval.
Contacting the Board of Directors
     Any stockholder who desires to contact our board of directors, committees of the board of directors and individual directors may do so by writing to:
     Glowpoint, Inc., 430 Mountain Avenue, Murray Hill, New Jersey 07974, Attention: Michael S. Hubner. Mr. Hubner will direct such communication to the appropriate persons.
Board Leadership Structure and Role in Risk Oversight
     At no time during 2010 was the chairman of our board of directors also our chief executive officer. The board does not have a policy regarding the separation of the roles of chairman of the board and chief executive officer as the board believes it is in the best interests of the company to make that determination based on the position and direction of the company and also the membership of the board. However, at this time, the Board has determined that having an independent director serve as chairman of the board is in the best interests of the company’s stockholders. Thus, the role of chairman of the board and chief executive officer has been separated. This structure facilitates a greater role for the independent directors in the oversight of the company and allows the chief executive officer to focus on the management of the company’s day-to-day operations. Currently, none of the directors holds the position of chairman.
     The board has an active role, directly and through its committees, in the oversight of the company’s risk management efforts. The board carries out this oversight role through several levels of review. The board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the company’s business and the implementation of the company’s strategic plan, including the company’s risk mitigation efforts.
     Each of the board’s committees also oversees the management of the company’s risks that are under each committee’s areas of responsibility. For example, the audit committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The nominating committee oversees and assesses the performance of the board and makes recommendations to the board from time to time regarding nominees for the board. The compensation committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the board is regularly informed by each committee about such risks. In this manner the board is able to coordinate its risk oversight.
Executive Officers
     The following table sets forth certain information regarding our executive officers who is not also a director.

Name	Age	Position

John R. McGovern	52	Chief Financial Officer
          John joined Glowpoint in November of 2010 as executive vice president and chief financial officer. He has more than 25 years experience in corporate finance for leading Unified Communications and Telecommunications firms, and is the Chairman of the Supervisory Committee for the Board of Directors of the Affinity Federal Credit Union. Prior to Glowpoint, John was the Group Finance Vice President for Avaya, where he worked from 2004 to 2010. At Avaya, he was the chief financial executive accountable for roughly half the revenue and profits for the company, and played a key role in executing the privatization of Avaya with Silver Lake and Texas Pacific Group, two leading private investment firms. Prior to Avaya, he held senior level posts at Lucent technologies, where he was ultimately accountable for a majority of Lucent’s revenue. Prior to Lucent, he held a number of finance positions at AT&T, including director of finance where he was part of the IPO team for the Lucent divestiture. John earned a B.A. from Kean University and completed the international executive program at Penn State University.
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
     The table set forth below summarizes for our named executive officers the compensation paid, accrued or granted, during or with respect to the two years ended December 31, 2010 and 2009.

Name and						All Other
Principal			Bonus	Stock	Option	Compensation
Position	Year	Salary	(4)	Awards (1)	Awards (2)	(3)	Total
Joseph Laezza	2010	$266,660	$29,824	$94,500	$51,032	$5,420	$447,436
Chief Executive Officer and President	2009	259,081	15,000	91,800	47,879	4,840	418,600
John R. McGovern Chief Financial Officer	2010	23,077	—	260,000	—	480	283,557
David W. Robinson	2010	140,828	—	146,201	74,793	303,036	613,826
Former Co-Chief Executive Officer, Executive Vice President, General Counsel	2009	266,635	—	91,800	47,879	4,840	271,475
Edwin F. Heinen	2010	214,927	18,270	94,500	51,032	221,386	600,115
Former Chief Financial Officer	2009	211,616	—	71,400	37,239	4,840	325,095

(1)	These amounts represent the aggregate grant date fair value for stock awards for fiscal years 2010 and 2009, respectively, computed in accordance with FASB ASC Topic 718.

(2)	These amounts represent the aggregate grant date fair value for option awards for fiscal years 2010 and 2010, respectively, computed in accordance with FASB ASC Topic 718.

(3)	The following table presents all other compensation during the years ended December 31, 2010 and 2009 to the named executive officers:

		Vehicle	Severance
Name	Year	Allowance	(5)	Total
Joseph Laezza	2010	$5,420	$—	$5,420
	2009	4,840	—	4,840
John R. McGovern	2010	480	—	480
David W. Robinson	2010	2,620	300,416	303,036
	2009	4,840	—	4,840
Edwin F. Heinen	2010	4,820	216,566	221,386
	2009	4,840	—	4,840

(4)	The 2009 reported amounts were paid in cash to Mr. Laezza in lieu of any payments due under our sales commission plan.

(5)	The following table presents the severance benefits during the year ended December 31, 2010 to the named executive officers:

		Legal Fees,
		Other	COBRA
Name	Year	Expenses	Insurance	Severance	Total

David W. Robinson	2010	$3,619	$9,059	$264,600	$277,278
Edwin F. Heinen	2010	464	615	216,300	217,379
          On August 30, 2010, the Company entered into an Amended and Restated Employment Agreement with Mr. Laezza, the Company’s Chief Executive Officer and President (the “CEO Agreement”). The CEO Agreement replaced Mr. Laezza’s existing employment agreement dated March 11, 2004, which had been previously amended on several occasions. The CEO Agreement modified certain terms contained in Mr. Laezza’s prior agreement, including (a) extending the expiration date of such agreement from January 31, 2012 to December 31, 2012, (b) increasing Mr. Laezza’s annual base salary from $265,000 to $275,000 and (c) providing for additional severance benefits of one year of accelerated vesting of his restricted stock and up to 12 months of COBRA payments on his behalf so long as Mr. Laezza executes the Company’s standard form of release and waiver. Under the terms of the CEO Agreement, Mr. Laezza is also eligible to receive, at the discretion of the Compensation Committee of the Board of Directors based on meeting certain corporate and personal goals, an annual incentive bonus with a target of 40% of his base salary.
          On December 23, 2010, the Company and Mr. McGovern, the Company’s Executive Vice President and Chief Financial Officer, entered into a two-year employment agreement (the “CFO Agreement”). Under the terms of the CFO Agreement, Mr. McGovern is entitled to an annual base salary of not less than $250,000 and, at the discretion of the Compensation Committee of the Board of Directors based on meeting certain corporate and personal goals, he is eligible to receive an annual incentive bonus with a target of 40% of his base salary. The CFO Agreement also provides for an award to Mr. McGovern of 100,000 restricted shares of the Company’s common stock, with the restrictions lapsing upon the earlier to occur of 10 years or a change-in-control event of the Company. Mr. McGovern is also entitled to customary severance benefits pursuant to the terms of the CFO Agreement.
          As of December 31, 2010, each of Messrs. Heinen and Robinson were no longer named executive officers of the Company. The terms of the Company’s employment agreements with each of Messrs. Heinen and Robinson have been previously disclosed in the Company’s public filings.
Outstanding Equity Awards at Fiscal Year-End
     The table set forth below presents the number and values of exercisable and unexercisable options and unvested restricted stock at December 31, 2010 and 2009.

						Market
						Value of
	Number of	Number of			Number of	Shares or
	Securities	Securities			Shares or	Units of
	Underlying	Underlying			Units of	Stock
	Unexercised	Unexercised	Option		Stock That	That
	Options	Options	Exercise	Option	Have Not	Have Not
	(#)	(#)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)
Joseph Laezza	12,500	—	$4.68	8/10/2015	—	—
	25,000	—	1.64	6/27/2016	—	—
	62,500	—	2.08	5/15/2017	—	—
	—	45,000 (2)	1.60	3/20/2019	—	—
	—	25,000 (4)	2.52	4/6/2020	—	—
	—	—	—	—	67,500 (3)	170,100
	—	—	—	—	37,500 (5)	94,500
	—	—	—	—	4,166 (8)	10,498
	—	—	—	—	12,500 (9)	31,500
John R. McGovern	—	—	—	—	100,000 (6)	252,000
David W. Robinson	25,000	—	1.60	6/27/2016	—	—
	25,000	—	2.40	6/25/2017	—	—
	30,000	—	1.60	3/31/2011	—	—
	—	—	—	—	71,667 (7)	180,601

						Market
						Value of
	Number of	Number of			Number of	Shares or
	Securities	Securities			Shares or	Units of
	Underlying	Underlying			Units of	Stock
	Unexercised	Unexercised	Option		Stock That	That
	Options	Options	Exercise	Option	Have Not	Have Not
	(#)	(#)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)
Edwin F. Heinen	10,000	—	8.52	3/02/2015	—	—
	3,500	—	4.68	8/10/2015	—	—
	18,750	—	4.00	9/29/2015	—	—
	25,000	—	1.64	6/27/2016	—	—
	25,000	—	2.40	6/25/2017	—	—
	—	35,000 (2)	1.60	3/20/2019	—	—
	—	25,000 (4)	2.52	4/6/2020	—	—
	—	—	—	—	52,500 (3)	132,300
	—	—	—	—	37,500 (5)	94,500
	—	—	—	—	4,166 (8)	10,498

(1)	The market value of the stock awards is based on the $2.52 closing price of our common stock on December 31, 2010.

(2)	These option awards to purchase common shares were granted on March 20, 2009, and vest on March 20, 2012.

(3)	These restricted stock awards were granted on March 20, 2009, and vest on March 20, 2012.

(4)	These option awards to purchase common shares were granted on April 6, 2010 and vest upon the Company’s change of control (as defined in the Company’s 2007 Stock Incentive Plan).

(5)	These restricted stock awards were granted on April 6, 2010 and vest upon the Company’s change of control (as defined in the Company’s 2007 Stock Incentive Plan).

(6)	This restricted stock award was granted on December 23, 2010 and vests upon the Company’s change of control (as defined in the Company’s 2007 Stock Incentive Plan).

(7)	This restricted stock award was granted on August 6, 2010 and vests upon the earlier to occur of March 20, 2012 or the Issuer’s change of control (as defined in the Company’s 2007 Stock Incentive Plan).

(8)	These restricted stock awards were granted on October 24, 2008, and vest on October 24, 2011.

(9)	These restricted stock awards were granted on May 15, 2007, and vest on May 15, 2011.
Potential Payments upon Termination or Change-in-Control
     The tables below outline the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events as of December 31, 2010. For the purposes of the table, below are the standard definitions for the various types of termination, although exact definitions may vary by agreement and by person.
“Voluntary Resignation” means the resignation initiated by the executive officer.
“Resignation for Good Reason” means if the executive officer resigns because: (i) there has been a diminution in his base salary; (ii) he is required to be based in an office that is more than a certain distance (e.g., 50 or 75 miles) from the current location of the office; (iii) he is assigned duties that are materially inconsistent with his current position; or (iv) there is a material diminution of his status, office, title, responsibility, or reporting requirements.
“Termination For Cause” means a termination of executive officer’s employment by the Company because, in the judgment of the Company: (i) the executive officer willfully engaged in any act or omission which is in bad faith and to the detriment of the Company; (ii) the executive officer exhibited unfitness for service, dishonesty, habitual neglect, persistent and serious deficiencies in performance, or gross incompetence, which conduct is not cured within fifteen (15) days after receipt by the executive officer of written notice of the conduct; (iii) the executive officer is convicted of a crime; or (iv) the executive officer refused or failed to act on any reasonable and lawful directive or order from his superior or the Board.
“Termination Without Cause” means a termination for a reason other than for Cause, as defined above.

“Benefits upon a Change in Control or Corporate Transaction” means the benefit the named executive will receive upon a Change in Control or Corporate Transaction, as each such term is defined in the executive officer’s employment contract and restricted stock award agreement.
     No named executive officer is entitled to a payment in connection with Voluntary Resignation, Disability or a Termination for Cause.

	Resignation
	for Good		Change in
	Reason or		Control or
	Termination		Corporate
Executive Benefits and Payments Upon Termination (1)	Without Cause	Death	Transaction

Joseph Laezza
Compensation
Severance (2)	$275,000	$275,000	$275,000
Equity
Restricted Stock (6)	39,672	39,672	140,904
Options (7)	—	—	51,032
Benefits and Perquisites (3)
Health Insurance (4)	16,507	—	16,507
Accrued vacation pay (5)	21,154	21,154	21,154

John R. McGovern
Compensation
Severance (2)	250,000	250,000	250,000
Equity
Restricted Stock (6)	257,900	257,900	257,900
Options (7)	—	—	—
Benefits and Perquisites (3)
Health Insurance (4)	16,507	—	16,507
Accrued vacation pay (5)	19,231	19,231	19,231

(1)	For purposes of this analysis, we assume that the named Executive Officer’s compensation is as follows: Mr. Laezza’s current base salary is $275,000 and Mr. McGovern’s current base salary is $250,000.

(2)	Severance is calculated based on the officer’s current base pay times the twelve months detailed in their employment agreements.

(3)	Payments associated with benefits and perquisites are limited to the items listed. No other continuation of benefits or perquisites occurs under the termination scenarios listed.

(4)	Health Insurance is calculated based on the current COBRA costs for the officer’s current coverage times twelve months detailed in their employment agreements.

(5)	Assumes four weeks of unused vacation days at the time of termination.

(6)	Represents the value of unvested restricted stock whose vesting would be accelerated as a result of termination of employment (one year) or change in control (all unvested shares).

(7)	No accelerated vesting of options upon termination.
Internal Revenue Code Section 162(m) Limitation
     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million per year paid to certain executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid to our executive officers in 2010 did not, in the case of any officer, exceed the $1 million per year limit.
DIRECTOR COMPENSATION
     Our current director compensation policy, which became effective on June 17, 2010 following our last Annual Meeting of Stockholders, provides that directors who are not our executive officers or employees receive an annual cash fee of $25,000, payable in equal quarterly installments on the first business day following the end of the calendar quarter, and an annual grant of 6,250 restricted shares of our common stock, which shall be made at the annual meeting of our stockholders and shall vest at the next annual meeting of our stockholders. Prior to June 17, 2010, our non-employee directors were paid an annual cash fee of $20,000 and the chairperson of our audit committee received an additional cash payment of $5,000 per year. Currently, the chairperson of our board of directors, if any, and the chairperson of our audit committee will each receive an additional cash payment of $5,000 per year, payable in equal quarterly installments. Attendance at board meetings and committee meetings may be in person or by telephone.
     The following table represents compensation paid, accrued or granted to our directors during the year ended December 31, 2010:

			Stock
Name	Year	Fees	Awards (1)	Total
James S. Lusk	2010	$27,695	$14,000	$41,695
Kenneth Archer	2010	13,479	14,000	27,479
Grant Dawson	2010	22,697	14,000	36,697
Peter Rust *	2010	9,217	—	9,217

(1)	These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2010 computed in accordance with FASB ASC Topic 718.

*	Mr. Rust served on the board of directors until the 2010 Annual Meeting of Stockholders.
EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information regarding the aggregate number of securities to be issued under all of our stock options and equity-based plans upon exercise of outstanding options, warrants and other rights and their weighted-average exercise prices as of December 31, 2010. The securities issued under equity compensation plans not approved by security holders consist entirely of options issued with respect to individual compensation arrangements for directors and consultants.

Number of
Securities
	Number of		Remaining
	Securities to be	Weighted-	Available for
	Issued Upon	Average Exercise	Future Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation
	Options,	Options,	Plans (excluding
	Warrants and	Warrants and	securities reflected
Plan Category	Rights	Rights	in the first column)
Equity compensation plans approved by security holders	1,254,644	$3.14	433,095
Equity compensation plans not approved by security holders	5,000	15.76	—

Total	1,259,644	$3.19	433,095
Summary Description of the Company’s Non-Stockholder Approved Equity Compensation Plans
     On January 2, 2001, the Company granted 5,000 stock options to the Caplan Family Trust as consideration for certain consulting services provided to the Company. These stock options expired on January 2, 2011.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
     The audit committee is composed of three members. Each member is a director who meets the current independence standards under the applicable SEC and AmEx rules. The audit committee operates under a written audit committee charter. As described more fully in its charter, the purpose of the audit committee is to assist the board in its general oversight of Glowpoint’s financial reporting, internal controls and audit functions. Management is responsible for: the preparation, presentation and integrity of Glowpoint’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. EisnerAmper LLP (“EisnerAmper”), our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). In accordance with applicable law, the audit committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. The audit committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.
     The audit committee members need not be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and EisnerAmper, nor can the audit committee certify that EisnerAmper is “independent” under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and EisnerAmper on the basis of the information it receives, discussions with management and EisnerAmper, and the experience of the audit committee’s members in business, financial and accounting matters. Two members of the audit committee have been determined by the board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on these directors any duties, obligations or liability that are greater than are generally imposed on them as a member of the audit committee and the board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the board.
     In accordance with law, the audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by Glowpoint regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by our employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.
     Among other matters, the audit committee monitors the activities and performance of EisnerAmper, including the audit scope, external audit fees, independence matters and the extent to which the firm may be retained to perform non-audit services.
     In accordance with audit committee policy and the requirements of law, all services to be provided by EisnerAmper are pre-approved by the audit committee. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly-traded company from obtaining certain non-audit services from EisnerAmper. We obtain these services from other service providers as needed.
     The audit committee has reviewed our audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.
     The audit committee has discussed with EisnerAmper the matters required to be discussed by the rules pursuant to the Pubic Company Accounting Oversight Board. These discussions have included a review as to the quality, not just the acceptability, of our accounting principles.
     EisnerAmper also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the audit committee discussed with EisnerAmper its independence from management and our company. The audit committee has also considered the compatibility of non-audit services with EisnerAmper’s independence.
     Based on the audit committee’s discussion with management and EisnerAmper, the audit committee’s review of the audited financial statements, the representations of management and the report of EisnerAmper to the audit committee, the audit committee recommended that the board of directors file the audited consolidated financial statements for the year ended December 31, 2010 with the SEC on Form 10-K.
Respectfully submitted,
James S. Lusk, Chairman
Kenneth Archer
Grant Dawson

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.
     Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for 2010, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     We provide managed video services to a company in which James S. Lusk, one of our directors, is an officer. In the last fiscal year, we received fees of approximately $305,000 for the provision of our services. We believe that all of the foregoing described transactions are at arm’s-length and for terms that would have been obtained from, or provided by, unaffiliated third parties.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Directors to be elected are to serve until the next annual meeting or until their respective successors are duly elected and qualified. The number of directors is determined from time to time by our board of directors and is currently four members. The nominees who will stand for election are James S. Lusk, Grant Dawson, Kenneth Archer and Joseph Laezza, all of whom are currently members of our board of directors. The four nominees receiving the highest number of affirmative votes will be elected as directors. In the event any nominee is unable or unwilling to serve as a nominee, the board of directors may select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. Our board of directors has no reason to believe that any of the named nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.
     Required Vote and Board Recommendation
     A plurality of the votes duly cast is required for the election of directors. This means that the nominees receiving the highest number of affirmative votes will be elected to fill the director positions available. Stockholders do not have the right to cumulate their votes in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

PROPOSAL NO. 2
APPROVE AN AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN TO INCREASE
THE SHARES RESERVED FOR ISSUANCE THEREUNDER TO 3,010,000 AND TO
ESTABLISH THE MAXIMUM NUMBER OF SHARES THAT MAY BE GRANTED TO
ANY ONE INDIVIDUAL DURING ANY ONE FISCAL YEAR AT 1,000,000
     The stockholders are being asked to approve an amendment to our 2007 Stock Incentive Plan (the “2007 Plan”) to increase the maximum aggregate number of shares that may be issued pursuant to all awards to 3,010,000 shares of common stock from 1,375,000 shares of common stock (the “Plan Amendment”). The 2007 Plan was adopted at our Annual Meeting of Stockholders on August 14, 2007 and amended at our Annual Meeting of Stockholders on June 17, 2010. Under the 2007 Plan, options, stock appreciation rights (“SARs”), and grants of restricted stock, may be issued from time to time to employees, directors and consultants who contribute to the management, growth and financial success of the Company. The purpose of the 2007 Plan is to attract and retain the best available personnel, to provide additional incentive to our directors, officers, employees and consultants and to promote the success of our business.
     As of April 11, 2011, 387,151 stock options and 583,449 shares of restricted stock were issued and outstanding, and options to acquire 38,384 shares were exercised, from the 1,375,000 originally reserved for issuance thereunder, as amended and after adjustments to reflect the reverse stock split of 1 for 4 effective January 14, 2011. This leaves only 366,016 shares available for future issuance under the 2007 Plan, as amended. The Board believes that our ability to continue providing non-cash compensation and incentives in the form of equity is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors. The Plan Amendment was adopted by the Board of Directors on April 5, 2011.
     In addition, the stockholders are also being asked to approve an amendment to our 2007 Plan to establish a maximum number of shares that may be granted to any one individual during any one fiscal year, solely for the purposes of allowing the 2007 Plan to comply with the provisions of Section 162(m) of the Internal Revenue Code (the “Code”). Such amendment will allow us to preserve, to the extent practicable, the tax deduction available to us for future awards made to participants under the 2007 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its covered employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Although we have not approached the $1,000,000 compensation level for any of our covered employees, we believe that it is in the best interests of the Company and our stockholders to structure the 2007 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In addition, although the Board of Directors reserves the right to modify our executive compensation programs and policies in the future and we cannot predict the amount of compensation that may ultimately be taxable to any covered employee, we do not currently anticipate any changes to our executive compensation program that would cause any of our covered employees to exceed the $1,000,000 compensation level. However, as noted above, we believe it is prudent to be in a position to maximize tax deductibility if the Section 162(m) of the Code exception becomes relevant.
Summary of 2007 Plan, As Amended
     The Board believes that the adoption of the Plan Amendment is necessary in order to have a sufficient reserve of common stock to provide option grants as an equity incentive to attract and retain the services of key individuals essential to the Company’s long-term success. A summary of the terms of the 2007 Plan, as amended, assuming the approval the Plan Amendment (the “Amended 2007 Plan”), is provided below. The summary, however, is not intended to be a description of all the terms of the Amended 2007 Plan. The full text of the Amended 2007 Plan is attached as Exhibit A to this proxy statement, and incorporated herein by reference.
Available Shares
     Subject to adjustment to reflect certain corporate events, such as stock dividends, recapitalizations and business combinations, the maximum aggregate number of shares which may be issued pursuant to all awards under the Amended 2007 Plan is 3,010,000 shares of common stock. Any shares covered by an award, or portion of an award, which are forfeited or canceled, expire or are settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Amended 2007 Plan.

Administration
     Under the Amended 2007 Plan, the Administrator (as defined below) administers the granting of stock and options to directors and officers in a way that allows these grants of stock to be exempt from Section 16(b) of the Securities Exchange Act and determines the provisions, terms and conditions of each award. When stock or options are granted to other participants in the Amended 2007 Plan, the Administrator administers these awards and determines the provisions, terms and conditions of each award. Our Board, the Compensation Committee or such other committee designated by the Board, shall act as the “Administrator,” and such Administrator will have complete discretion (subject to the provisions of the Amended 2007 Plan) to authorize equity grants under the Amended 2007 Plan.
Eligibility
     All employees, officers, directors and consultants of the Company or any of its affiliates are eligible to participate in the Amended 2007 Plan, although incentive stock options (“ISOs”) may be granted only to employees. As of April 11, 2011, approximately 115 employees and directors were eligible to participate in the Amended 2007 Plan.
Form of Awards
     The Amended 2007 Plan permits the grant of stock options, SARs and restricted stock.
     Options may include non-qualified stock options (“NQSOs”) as well as ISOs, which are intended to qualify for special tax treatment. The term of an option will be determined by the Administrator, provided, however, that the term shall be no more than ten and five years, respectively, for ISOs issued to employees who own 10% or less of the voting power of all classes of our capital stock and employees who own more than 10% of the combined voting power of all classes of our capital stock.
     The exercise price of options and SARs to be issued under our Amended 2007 Plan that are not incentive stock options will not be less than the fair market value of the shares underlying the award on the date of grant of the award. The exercise price of Amended 2007 Plan awards that are ISOs (a) granted to an employee who, at the time of such grant, owns stock representing more than 10% of the voting power of all classes of stock of our capital stock, shall be not less than 110% of the fair market value of the stock underlying the ISO on the date of the grant or (b) granted to any employee other than an employee described in clause (a) above, shall be not less than 100% of the fair market value of the stock underlying the ISO on the date of the grant. The form of payment for the shares of common stock when options are exercised or stock is purchased under an Amended 2007 Plan award will be determined by the Administrator and may include cash, check, shares of common stock, or the assignment of part of the proceeds from the sale of shares acquired upon exercise or purchase of the award.
     Where the award agreement permits the exercise or purchase of an award for a period of time following the recipient’s termination of service with us, that award will terminate to the extent not exercised or purchased on the last day of the specified period or the last day of the original term of the award, whichever occurs first.
Adjustments to Awards; Change of Control
     Subject to any action that may be required by the stockholders of the Company, the Administrator may proportionately adjust the number and price of outstanding awards, and the number of shares authorized for issuance under the Amended 2007 Plan, in the event of a stock dividend, stock split, recapitalization or other corporate action having a similar effect on the capitalization of the Company. Upon a Change of Control (as defined in the 2007 Plan), all outstanding options and grants of restricted stock generally vest. The Administrator retains the discretion not to accelerate vesting in corporate transactions described in Code Section 424 in which the successor corporation assumes the options or substitutes its own options.
Amendment, Suspension or Termination
     Unless terminated sooner, the Amended 2007 Plan will terminate automatically in 2017. The Board has the authority to amend, suspend or terminate the Amended 2007 Plan; however, to the extent necessary to comply with applicable laws, the Company will obtain stockholder approval of any amendment to the Amended 2007 Plan in such manner and to such degree as required.

Transferability
     ISOs granted under the Amended 2007 Plan may not be sold, pledged, or other wise transferred other than by a will or the laws of descent or distribution. Other awards may be transferred during the lifetime of the grantee by gift or pursuant to a domestic relations order to members of the grantee’s immediate family to the extent and in the manner determined by the Administrator.
New Plan Benefits
     Because participation and the types of awards granted under the Amended 2007 Plan are subject to the discretion of the Administrator, the benefits or amounts that will be received by participants in the Amended 2007 Plan are not determinable at this time.
     As of April 7, 2011, the closing price of the Company’s Common Stock was $2.15.
Federal Income Tax Consequences
     The following description of the tax consequences of options under the Amended 2007 Plan is based on present Federal tax laws, and does not purport to be a complete description of the tax consequences of the Amended 2007 Plan.
     No tax consequences result from the grant of options which are intended to qualify as ISOs within the meaning of Section 422 of the Code. If an option holder acquires stock upon the exercise of an ISO, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder), and the Company will be allowed no deduction as a result of such exercise, provided that the following conditions are met: (a) at all times during the period beginning on the date of grant of the ISO and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or a parent or subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the ISO was granted nor within one year after the exercise of the ISO. The three-month period in clause (a) in the preceding sentence is extended to one year if the option holder is disabled. If an optionee dies while still employed or within three months after termination of employment, the plan may allow the estate additional time to exercise the option. If the holder of an ISO sells stock after compliance with these conditions, any gain realized over the exercise price of the ISO ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of sale.
     No tax consequences result from the grant of NQSOs. An option holder who exercises an NQSO generally will realize compensation taxable as ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount in the year in which the exercise occurred. The option holder’s basis in shares received in an exercise of an NQSO with cash will be the fair market value of the shares on the date income was realized, and when the holder disposes of the shares, he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.
     The maximum amount of any award to any one individual during any one fiscal year under the Amended 2007 Plan will be 1,000,000 shares. Although it is anticipated that certain awards under the Amended 2007 Plan will, pursuant to Section 162(m) of the Code, meet the requirements to avoid a limit on deductibility, no assurances can be given that all awards will meet such requirements. Specifically, awards of restricted stock will be subject to the limitation on deductibility imposed by Section 162(m) of the Code.
Required Vote and Board Recommendation
     An affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote is required for approval of the Plan Amendment.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADOPTING THE PLAN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER TO 3,010,000 SHARES OF COMMON STOCK AND TO ESTABLISH THE MAXIMUM NUMBER OF SHARES THAT MAY BE GRANTED TO ANY ONE INDIVIDUAL DURING ANY ONE FISCAL YEAR AT 1,000,000. PROXIES SOLICITED BY GLOWPOINT WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
     The audit committee, composed entirely of independent, non-employee members of the board of directors, has appointed the firm of EisnerAmper LLP (“EisnerAmper”) as the Independent Registered Public Accounting Firm to audit the consolidated financial statements of our Company and its subsidiaries for fiscal year 2011 and is asking the stockholders for ratification of the appointment. Stockholder ratification is not required by our Company’s bylaws or under any other applicable legal requirement. If the stockholders do not approve the selection of EisnerAmper, the audit committee will reconsider the appointment.
     As previously disclosed on August 16, 2010, the Company was notified that Amper, Politziner & Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm, combined its practice with that of Eisner LLP and that the name of the combined practice would operate under the name EisnerAmper LLP. The Audit Committee engaged EisnerAmper to serve as our new independent registered public accounting firm.
     During the period that Amper served as our independent public accountant, we did not consult with Eisner or with EisnerAmper on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and neither Eisner nor EisnerAmper provided either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
     Amper’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2009, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding EisnerAmper’s combination, the Company had no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the combination of Eisner and Amper into EisnerAmper.
     As our Independent Registered Public Accounting Firm, EisnerAmper would audit our consolidated financial statements for fiscal year 2011, review the related interim quarters, and perform audit-related services and consultation in connection with various accounting and financial reporting matters. EisnerAmper may also perform certain non-audit services for our Company. The audit committee has determined that the provision of the services provided by EisnerAmper as set forth herein are compatible with maintaining EisnerAmper’s independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant Securities and Exchange Commission rules.
     EisnerAmper will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.
Audit Fees
     EisnerAmper, our principal accountant, billed us approximately $194,000 for professional services for the audit of our annual consolidated financial statements for the 2010 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2010 fiscal year. Amper billed us approximately $58,000 for professional services for reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2010 fiscal year and approximately $255,000 for the audit of our annual consolidated financial statements for the 2009 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2009 fiscal year.

Audit-Related Fees
     EisnerAmper did not bill us for any assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements.
Tax Fees
     In connection with tax services, EisnerAmper has been engaged to perform professional services to us for tax compliance for the 2010 fiscal year but they have not performed or billed for any services as of this date. EisnerAmper billed approximately $32,000 for professional services to us for tax compliance in the 2009 fiscal year.
All Other Fees
     EisnerAmper did not bill us in the 2010 or 2009 fiscal years for any services or products other than Audit Fees and Tax Fees, as listed above.
Audit Committee Pre-Approved Policy
     In accordance with audit committee policy and the requirements of law, all services provided by EisnerAmper were pre-approved by the audit committee and all services to be provided by EisnerAmper will be pre-approved. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed.
Required Vote and Board Recommendation
     While approval of the Independent Registered Public Accounting Firm proposal is not required, the board seeks the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.
CODE OF CONDUCT AND ETHICS
     We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.glowpoint.com/about/investors and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 430 Mountain Avenue, Murray Hill, NJ 07974. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the national securities exchange which the Company trades.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
     Any stockholder who intends to present a proposal (other than for director nominations) at the 2012 Annual Meeting of Stockholders, currently expected to occur in June 2012, must deliver the proposal to the Corporate Secretary, Glowpoint, Inc., 430 Mountain Road. Murray Hill, New Jersey 07974, no later than December 14, 2011 if such proposal is to be considered for inclusion in our proxy materials for that meeting.

     In addition, our by-laws provide that, in order for a stockholder to propose business for consideration at an annual meeting of stockholders (including director nominations that are not requested to be included in our proxy statement), the stockholder must give written notice to our Corporate Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided however, that in the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date the annual meeting was made, whichever occurs first. Proposals that are not received in a timely manner will not be voted on at the 2012 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.
OTHER MATTERS
     The board of directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote such matters in accordance with their judgment.

Exhibit A
GLOWPOINT, INC.
2007 STOCK INCENTIVE PLAN
     1. Purposes of the Plan. The purposes of this 2007 Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors, and Consultants, and to promote the success of the Company’s business.
     2. Definitions. As used herein, the following terms shall have the following definitions:
          (a) “Administrator” means the Board or the Committee.
          (b) “Affiliate” and “Associate” means these terms as defined in Rule 12b-2 promulgated under the Exchange Act.
          (c) “Applicable Laws” means the legal requirements relating to the administration of equity compensation plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.
          (d) “Award” means the grant of an Option, SAR, or Restricted Stock under this Plan.
          (e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
          (f) “Board” means the Board of Directors of the Company.
          (g) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or Related Entity, or in the absence of such then-effective written agreement and definition, results from, as determined by the Administrator in its exclusive discretion, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or Related Entity; (ii) unfitness or unavailability for service, or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or Related Entity; (iv) dishonesty, intentional misconduct, or material breach of any agreement with the Company or Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person or entity. At least thirty (30) days prior to the termination of the Grantee’s Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with written notice of the Company’s or Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or Related Entity’s satisfaction. During this thirty (30) day (or longer) period, the Grantee may not exercise any Award, purchase Shares, or vest in any Shares.
          (h) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
               (i) the direct or indirect acquisition by any person or entity or related group of persons or entities (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty (50%) percent of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders for which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend the then current shareholders accept; or
               (ii) a change in the composition of the Board over thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who are Continuing Directors.
          (i) “Code” means the Internal Revenue Code of 1986, as amended.

          (j) “Committee” means the Compensation Committee of the Board or such other committee designated by the Board.
          (k) “Common Stock” means the common stock of the Company.
          (l) “Company” means Glowpoint, Inc., a Delaware corporation.
          (m) “Consultant” means any person or entity (other than an Employee or Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or Related Entity to render consulting or advisory services to the Company or Related Entity.
          (n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for at least thirty-six (36) months; or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
          (o) “Continuous Service” means that the provision of services to the Company or Related Entity in any capacity of Employee, Director, or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted for (i) any approved leave of absence; (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director, or Consultant; or (iii) any change in status as long as the individual remains in the service of the Company or Related Entity as an Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted hereunder, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.
          (p) “Corporate Transaction” means any one or more of the following transactions:
               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
               (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company (including without limitation the capital stock of the Company’s Subsidiaries);
               (iii) approval by the Company’s shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;
               (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty (50%) percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or entity or persons or entities different from those that held such securities immediately prior to such merger; or
               (v) acquisition by any person or entity or related group of persons or entities (other than the Company or a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty (50%) percent of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control).
          (q) “Director” means a member of the Board or the board of directors of any Related Entity.
          (r) “Disability” means the Grantee meets (i) or (ii): (i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) the Grantee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s or Related Entity’s employees.
          (s) “Employee” means any person, including an Officer or Director, who is a common law employee of the Company or Related Entity. For Incentive Stock Options, Employee means any person, including a Director or

Officer, who is a common law employee of the Company, a Parent or a Subsidiary. The payment of a director’s fee shall not be sufficient to constitute employment by the Company or Related Entity.
          (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) When there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the market trading day on the date of grant (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or (B) if the Common Stock is not traded on any such exchange, the average of the closing bid and asked prices of a Share on the over-the-counter market for the day prior to the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source that the Administrator determines reliable in its exclusive discretion; or
               (ii) If, in the opinion of the Administrator in its exclusive discretion, subparagraph (i) is not applicable or reasonable, the Fair Market Value of a Share, as determined by an independent appraisal that satisfies the requirements of Code Section 401(a)(28)(C) and the regulations thereunder, as of a date that is no more than twelve (12) months before the transaction to which the valuation is applied.
          (v) “Good Reason” means the voluntary separation from service by a Grantee after a Corporate Transaction, Change in Control, or a Related Entity Disposition when the following conditions are satisfied:
               (i) the separation from service occurs no later than two (2) years following the initial existence (which may begin prior to the Corporate Transaction, Change in Control, or Related Entity Disposition) of one or more of the following conditions arising without the Grantee’s consent:
                    (A) A material diminution in the Grantee’s base compensation;
                    (B) A material diminution in the Grantee’s authority, duties, or responsibilities;
                    (C) A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Grantee is required to report, including a requirement that the Grantee report to a corporate officer or employee instead of reporting directly to the Company’s board of directors;
                    (D) A material diminution in the budget over which the Grantee retains authority;
                    (E) A material change in the geographical location at which the Grantee performs services; or
                    (F) Any other action or inaction that constitutes a material breach by the Company or Related Entity of the employment agreement or other agreement under which the Grantee provides services.
               (ii) The Grantee must provide written notice to the Board of the existence of the condition described in subparagraph (i) above within ninety (90) days of the initial existence of the condition, and upon the Board’s receipt of the written notice the Company or Related Entity has thirty (30) days to cure the condition.
          (w) “Grantee” means an Employee, Director, or Consultant who receives an Award pursuant to an Award Agreement.
          (x) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty (50%) percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty (50%) percent of the voting interests.

          (y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Code Section 422.
          (z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (aa) “Officer” means a person who is an officer of the Company or Related Entity under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (bb) “Option” means an option to purchase Shares pursuant to an Award Agreement.
          (cc) “Parent” means a parent corporation” whether now or hereafter existing, under Code Section 424(e).
          (dd) “Plan” means this 2007 Stock Incentive Plan, as it may be amended.
          (ee) “Related Entity” means any Parent or Subsidiary. It also means any corporation or other entity, other than the Company, to which the Grantee primarily provides services on the date of grant of an Award in an unbroken chain of corporations or other entities beginning with the Company in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, and ending with the corporation or other entity to which the Grantee primarily provides services on the date of grant of an Award. In the case of a corporation, a controlling interest means ownership of stock possessing at least fifty (50%) percent of total combined voting power of all classes of stock entitled to vote, or at least fifty (50%) percent of the total value of shares of all classes of stock. In the case of a partnership or limited liability company, a controlling interest means ownership of at least fifty (50%) percent of the profits interest or capital interest of the partnership or limited liability company.
          (ff) “Related Entity Disposition” means the sale, distribution, or other disposition by the Company, Parent, or a Subsidiary of all or substantially all of the interests of any Related Entity effected by a sale, merger, consolidation, or other transaction involving that Related Entity, or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, Parent, or a Subsidiary.
          (gg) “Restricted Stock” means Shares issued to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as determined by the Administrator.
          (hh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          (ii) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as set forth in the Award Agreement, measured by the increase in the Fair Market Value of a specified number of Shares from the date of grant until the date of exercise.
          (jj) “Section 424 Corporate Transaction” means (i) a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, (ii) a distribution (excluding an ordinary dividend or a stock split or stock dividend described in Treas. Reg. §1.424-1(e)(4)(v)), or change in the terms or number of outstanding shares of a corporation, or (iii) such other corporate events prescribed by the Commissioner of the Internal Revenue Service in published guidance.
          (kk) “Share” means a share of the Common Stock.
          (ll) “Subsidiary” means a subsidiary corporation, whether now or hereafter existing, under Code Section 424(f).
     3. Stock Subject to the Plan.
          (a) Subject to the provisions of Section 10, the maximum aggregate number of Shares that may be issued pursuant to all Awards is 3,010,000 Shares of Common Stock. The maximum number of aggregate Shares that may be issued pursuant to Incentive Stock Options is 3,010,000 Shares of Common Stock. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b) Any Shares covered by an Award (or portion of an Award) that is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Plan Administrator.
               (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board; or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               (ii) Administration With Respect to Consultants and Other Employees. For grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board; or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines in its exclusive discretion.
          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive authority and discretion:
               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
               (ii) to determine whether and to what extent Awards are granted hereunder;
               (iii) to determine the number of Shares and the amount of other consideration to be covered by each Award granted hereunder, provided, however, that in no event shall Awards with respect to more than 1,000,000 Shares be granted to any particular Grantee in any fiscal year;
               (iv) to approve forms of Award Agreements;
               (v) to determine the terms and conditions of any Award granted hereunder;
               (vi) to amend the terms of any outstanding Award, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;
               (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement;
               (viii) to establish additional terms, conditions, rules, and procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules, and procedures with terms or conditions that are inconsistent with the Plan’s provisions; and
               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator determines appropriate in its exclusive discretion.
     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees of the Company, Parent, or a Subsidiary. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.

Awards may be granted to such Employees, Directors, or Consultants who are residing in foreign jurisdictions as the Administrator determines in its exclusive discretion.
     6. Terms and Conditions of Awards.
          (a) Type of Awards. The Administrator is authorized to make an Award to an Employee, Director, or Consultant that is not inconsistent with the terms of the Plan and that consist of an Option, SAR, or Restricted Stock. The Option or SAR shall have an exercise price equal to the Fair Market Value of the Shares underlying the Option or SAR on the date of grant of the Option or SAR.
          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or Parent or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares was granted.
          (c) Conditions of Award. Subject to the Plan’s terms, the Administrator shall, in its exclusive discretion, determine the provisions, terms, and conditions of each Award, including but not limited to the Award’s vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment by the Grantee (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
          (d) For any Award that contains a repurchase obligation for Shares (other than a right of first refusal), or a put or call right that is not a lapse restriction under Treas. Reg. § 1.83-3(i), the purchase price shall be the Fair Market Value of the Shares (disregarding lapse restrictions under Treas. Reg. §1.83-3(i)) at the time of repurchase.
          (e) Acquisitions and Other Transactions. The Administrator may issue Awards in settlement, assumption, or substitution for, outstanding Awards or obligations to grant future Awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity, or an additional interest in a Related Entity, whether by merger, stock purchase, asset purchase, or other form of transaction.
          (f) Early Exercise. The Award Agreement may include a provision whereby the Grantee may, while an Employee, Director, or Consultant, exercise any part or all of an Option or SAR prior to full vesting. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity, or to any other restriction the Administrator determines appropriate in its exclusive discretion.
          (g) Term of Award. The term of each Award shall be the term stated in the Award Agreement; provided, however, that the term of an Incentive Stock Option shall not exceed ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten (10%) percent of the voting power of all classes of stock of the Company or Parent or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as provided in the Award Agreement.
          (h) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of an Incentive Stock Option on the Grantee’s death on a beneficiary designation form provided by the Administrator. An Award Agreement may provide that other Awards may be transferred by gift or through a domestic relations order to members of the Grantee’s Immediate Family, or in the manner and to the extent determined by the Administrator in its exclusive discretion.

          (i) Grant of Restricted Stock. Upon an Award of Restricted Stock, the Company shall issue in the Grantee’s name and deliver to the Grantee a certificate or certificates for the Shares. The Shares represented by the certificate or certificates shall be subject to the restrictions in the Award Agreement. Once the Restricted Stock is no longer subject to the restrictions, the Company shall issue a new certificate for the Shares without restrictions, and the Grantee shall tender the certificate for the Shares subject to restrictions for cancellation by the Company.
     7. Award Exercise or Purchase Price, Consideration, and Taxes.
          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
               (i) In the case of an Incentive Stock Option:
                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten (10%) percent of the voting power of all classes of stock of the Company or Parent or any Subsidiary, the per Share exercise price shall not be less than one hundred and ten (110%) percent of the Fair Market Value per Share on the date of grant; and
                    (B) granted to any Employee other than an Employee described in subparagraph (A), the per Share exercise price shall not be less than one hundred (100%) percent of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall not be less than one hundred (100%) percent of the Fair Market Value per Share on the date of grant.
               (iii) In the case of an SAR, the per Share exercise price shall not be less than one hundred (100%) percent of the Fair Market Value per Share on the date of grant.
               (iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), the exercise or purchase price for the Award shall be determined in accordance with the principles of Code Sections 409A and 424(a).
          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including without limitation the method of payment, shall be determined by the Administrator in its exclusive discretion (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares the following, provided that the portion of the consideration equal to the Shares’ par value must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
               (i) cash;
               (ii) check;
               (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require in its exclusive discretion (including withholding of Shares otherwise deliverable upon exercise of the Award) that have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which the Award is exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator in its exclusive discretion);
               (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares; and (B) shall provide written directions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to complete the sale transaction; or
               (v) any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered to any Grantee or other person or entity until such Grantee or other person or entity has made arrangements acceptable to the Administrator in its exclusive discretion for the satisfaction of foreign, federal, state, and local income, employment, and excise tax withholding obligations, including without limitation obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.
     8. Exercise of Award.
          (a) Procedure for Exercise; Rights as a Stockholder.
               (i) An Option or SAR shall be exercisable at such times and under such conditions as set forth under the terms of the Plan and specified in the Award Agreement.
               (ii) An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person or entity entitled to exercise the Award and full payment is made for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv). Until the issuance (as evidenced by the appropriate entry on the Company’s books or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Option or SAR, notwithstanding the exercise of an Option or SAR. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option or SAR. In addition, upon the exercise of an Option or SAR, the Grantee shall not be entitled to all or part of the dividends declared and paid on the Shares underlying the Option or SAR between the date of grant and the date of exercise. For Restricted Stock, until the time all restrictions are removed or satisfied, the Grantee shall not be entitled to all or part of the dividends declared and paid on the Shares between the date of grant and the date of vesting.
          (b) Exercise of Award Following Termination of Continuous Service.
               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement, and may be exercised following the termination of a Grantee’s Continuous Service only as provided in the Award Agreement.
               (ii) When the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
               (iii) Any Award designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.
     9. Conditions Upon Issuance of Shares.
          (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding the foregoing provisions of this Section 9(a), if the expiration of the right to exercise an Award is tolled because the exercise would violate an applicable federal, state, local, or foreign law, the period during which the Award may be exercised cannot be extended more than thirty (30) days after the exercise first would no longer violate an applicable federal, state, local, or foreign law.
          (b) As a condition to the exercise of an Award, the Company may require the person or entity exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.
     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the Company’s shareholders, the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines in its exclusive discretion require adjustment, shall be proportionately adjusted for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or similar event affecting the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or (c) as the Administrator determines in its exclusive discretion, any other transaction with respect to Common Stock to which Code Section 424(a) applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Administrator in its exclusive discretion, and its determination shall be final, binding, and conclusive. Except as the Administrator determines in its exclusive discretion, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
     11. Corporate Transactions/Changes in Control/Related Entity Dispositions. Except as otherwise provided in an Award Agreement:
          (a) On the specified effective date of a Corporate Transaction or Change in Control, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction or Change in Control, for all the Shares at the time represented by such Award. Notwithstanding the foregoing provisions, the Administrator may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.
          (b) On the specified effective date of a Related Entity Disposition, for each Grantee who on such specified effective date is engaged primarily in service to the Related Entity that is the subject of the Related Entity Disposition, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase and forfeiture rights, immediately prior to the specified effective date of such Related Entity Disposition, for all the shares at the time represented by such Award. Notwithstanding the foregoing provisions, the Administrator may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.
          (c) In the event of a Corporate Transaction in which the Company is not the surviving corporation, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity, (ii) upon written notice to the Grantees, provide that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate provided that such options shall become fully vested as set forth in this Section 11, or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable to the extent then vested less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to clause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board.
          (d) With respect to outstanding grants of Restricted Stock, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such grants of Restricted Stock on the same terms and conditions by substituting, on an equitable basis for the Shares then subject to such grants of Restricted Stock, either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or the securities of any successor or acquiring entity or in lieu of the foregoing, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding grant of Restricted Stock shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such grant of Restricted Stock (to the extent such grant of Restricted Stock is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
          (e) Notwithstanding the foregoing, any adjustments made pursuant to Section 11(c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a

“modification” of any Incentive Stock Option (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6(b).
     12. Effective Date and Term of Plan. The Plan became effective upon its initial adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated.
     13. Amendment, Suspension, or Termination of the Plan.
          (a) The Board may at any time amend, suspend, or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree necessary.
          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.
          (c) Any amendment, suspension, or termination of the Plan (including termination of the Plan under Section 12) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended, or terminated.
     14. Reservation of Shares.
          (a) The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as are sufficient to satisfy the Plan’s requirements.
          (b) The inability of the Company to obtain approval from any regulatory body having jurisdiction, which approval is determined by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability for failure to issue or sell Shares as to which such the requisite approval was not obtained.
     15. No Effect on Terms of Employment/Consulting Relationship. The Plan and any Award Agreement shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s or Related Entity’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.
     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a governing document of another plan or arrangement, Awards shall not be considered compensation for purposes of computing benefits or contributions under any tax-qualified or nonqualified employee benefit plan, tax-qualified or nonqualified deferred compensation plan, bonus plan, or incentive plan (the “Other Plans”) of the Company or Related Entity, and shall not affect the amounts of any benefits or contributions under any Other Plans subsequently established. The Plan is not an employee benefit plan under the Employee Retirement Income Security Act of 1974, as amended.
     17. Code Section 409A. Notwithstanding any other provision of this Plan, the Administrator shall construe and administer this Plan and all Award Agreements, and exercise all authority and discretion under this Plan, to satisfy the requirements of Code Section 409A and the regulations thereunder, or any exemption thereto.
     18. Date of Grant. The term date of grant of an Award means the date on which the Company completes all action by the Company necessary to create the legally binding right to the Award. An action by the Company is not complete until the date on which the maximum number of Shares that can be purchased or received under the Award is fixed and determinable, the minimum exercise or purchase price is fixed and determinable, and the class of underlying stock and the Grantee’s identity is designated.

ANNUAL MEETING OF STOCKHOLDERS OF
GLOWPOINT, INC.
June 1, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16839.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.    â
■ 20430300000000000000    2                                                                060111

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
							FOR	AGAINST	ABSTAIN
1.	To elect the following nominees to our board of directors to each serve a one-year term:				2.
To amend our 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year for purposes of complying with Section162(m) of the Internal Revenue Code.
							☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ ¡ ¡ ¡	Kenneth Archer Grant Dawson Joseph Laezza James S. Lusk

					3.	Ratify the appointment of EisnerAmper LLP as our Registered Public Accounting Firm for fiscal year 2011.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF STOCKHOLDERS OF
GLOWPOINT, INC.
June 1, 2011

PROXY VOTING INSTRUCTIONS

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote by phone until 11:59 PM EST the day before the meeting.
MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16839.
â   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.    â
■ 20430300000000000000    2                                                                060111

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
							FOR	AGAINST	ABSTAIN
1.	To elect the following nominees to our board of directors to each serve a one-year term:				2.
To amend our 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year for purposes of complying with Section162(m) of the Internal Revenue Code.
							☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ ¡ ¡ ¡	Kenneth Archer Grant Dawson Joseph Laezza James S. Lusk

					3.	Ratify the appointment of EisnerAmper LLP as our Registered Public Accounting Firm for fiscal year 2011.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ù	▀
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GLOWPOINT, INC.
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2011
     The undersigned stockholder of GLOWPOINT, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2011, and hereby appoints Joseph Laezza and Michael S. Hubner as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of GLOWPOINT, INC. to be held on June 1, 2011 at 1:30 p.m. EDT at the law offices of Thompson Hine LLP, located at 335 Madison Avenue, New York, New York 10017, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.
This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the election of Directors, FOR Proposal 2 and FOR Proposal 3.
In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.
(Continued and to be signed on the reverse side)

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